UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

Semi-Annual Report June 30, 2015 BRTNX

August 20, 2015

Dear Fellow Shareholders:

The Bretton Fund’s net asset value per share (NAV) as of June 30, 2015, was $25.83. The fund’s total return for the quarter was 1.41%, while the S&P 500 Index returned 0.28% . The total return for the fund for the first half of 2015 was 0.43% . Over the same period of time, the total return for the S&P 500 Index was 1.23% .

Total Returns as of June 30, 2015
		First		Annualized	Annualized -
	2nd Quarter	Half 2015	1 Year(A)	3 Years(A)	Since Inception(A)
Bretton Fund	1.41%	0.43%	10.68%	12.60%	13.81%
S&P 500 Index(B)	0.28%	1.23%	7.42%	17.31%	15.71%

(A) 1 Year, 3 Years and Since Inception returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500 is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the US stock market, as determined by Standard & Poor’s, and captures approximately 80% coverage of available market capitalization.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end at http://brettonfund.com or by calling 800.231.2901.

All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. The fund's expense ratio is 1.50% .The fund’s principal underwriter is Rafferty Capital Markets, LLC.

Contributors to Performance
The largest contributor to performance was our position in the large banks (Wells Fargo, JPMorgan, and Bank of America), which contributed 1.2% to the fund’s performance as more evidence emerged of the health of the US economy. We gained another 1.0% from our small manufacturer of hurricane-resistant windows, PGT, which successfully integrated a merger and is benefitting from an improved housing market in coastal Florida. Our healthcare investments IPC and Community Health Systems each contributed 0.5%: IPC benefitted from a shift toward outcomes-based payments by Medicare, and Community Health Systems was helped by the Supreme Court verdict upholding the Affordable Care Act.

The largest detractors from performance were the railroads (Union Pacific, CSX, and Norfolk Southern), which collectively cost us -1.1% on the heels of declining coal volumes, and Ross Stores, which cost us -0.6% .

Portfolio

Security	% of Net Assets
Wells Fargo & Company	11.0%
Ross Stores, Inc.	7.0%
Union Pacific Corp.	6.5%
PGT, Inc.	4.8%
Valspar Corp.	4.2%
American Express Co.	4.2%
Armanino Foods of Distinction, Inc.	4.1%

AutoZone, Inc.	4.1%
Discovery Communications, Inc.	4.0%
Flowserve Corp.	3.9%
JPMorgan Chase & Co.	3.8%
MasterCard, Inc.	3.7%
Nordson Corp.	3.5%
Bank of America Corp.	3.5%
CSX Corp.	3.4%
IPC Healthcare, Inc.	3.3%
Carter’s, Inc.	3.1%
Community Health Systems, Inc.	2.9%
MEDNAX, Inc.	2.8%
The Gap, Inc.	2.3%
New Resource Bank	1.6%
Aflac, Inc.	1.5%
T-Mobile US, Inc.	1.4%
NexPoint Credit Strategies Fund	1.3%
Norfolk Southern Corp.	1.3%
NexPoint Residential Trust, Inc.	0.8%
Cash*	6.0%

*Cash represents cash and other assets in excess of liabilities.

We exited three companies in the quarter: Coach, America’s Car-Mart, and Standard Financial. Our total loss on Coach was -22.0%, which was -13.3% on an annualized internal-rate-of-return (IRR) basis, our weakest investment to date. While its international business was strong, we underestimated how vulnerable its US business was to competition, and we no longer see a clear path to a Coach resurgence in a reasonable time frame. Car-Mart’s total gain was 19.4% and IRR 8.5%, a decent return, if not a bit disappointing in the context of alternative investments. Car-Mart continued to grow its business nicely, but the relaxation of consumer lending standards from third-party lenders created the toughest competitive environment in its history soon after we bought in. Standard Financial, our last remaining thrift conversion, returned 48.5% for an IRR of 10.1%, a good return given the low risk of the investment.

The fund initiated five investments during the quarter: Valspar, AutoZone, Nordson, MEDNAX, and T-Mobile.

Valspar
Valspar is best known for its paints sold at Lowe’s and Ace Hardware. The US paint market is fairly consolidated, with Sherwin-Williams and PPG dominating the professional category and Valspar and Masco leading the do-it-yourself (DIY) charge through Lowe’s and Home Depot, respectively. (A fifth player, Berkshire Hathaway’s Benjamin Moore, sells through independently owned franchised stores.) In December Lowe’s announced that it would move away from its Lowe’s-branded/Valspar-made paint and bring in an HGTV-branded line from Sherwin-Williams. While Valspar still sells its Valspar-branded paints at Lowe’s, the loss of revenue led some to question the company’s prospects.

Paint as a whole only represents about a third of Valspar’s revenue. The bulk of the company’s revenue, and even more of its profits, comes from industrial coatings–paint for things that aren’t obviously painted, e.g., the metal insides of food and beverage cans are coated to prevent interaction with food contents. Traditionally, this was accomplished with coatings containing bisphenol A (BPA), which turns out to be an endocrine disruptor with potentially harmful health effects. The US Food and Drug Administration has banned BPA from products for infants while reviewing its appropriateness for general use, and France has gone ahead and banned it altogether. As it happens, Valspar is the leading manufacturer of BPA-free food coatings.

We expect Valspar to weather the Lowe’s transition; its paints are selling well in other channels, and the non-decorative coatings business is booming. We own a growing, cash-generative consumable products company that pays out that cash to investors.

AutoZone
AutoZone is the largest retailer of auto parts, with nearly $10 billion of revenue across its 5,070 stores in the US and 420 stores in Mexico. For the past 15 years, AutoZone has followed a steady, lucrative formula: it has taken 2.5 –3% sales-per-store growth, combined it with 2.5 –3% store growth, and generated revenue growth of about 5.5% . Through economies of scale, including squeezing its vendors on price and payment terms, it has converted this to 7% operating-income growth and generated a torrent of cash flow that it has used to aggressively buy back its own shares, the effect of which is pretty powerful: that 7% annual operating-income growth led to 18% annual growth in earnings per share.

One concern that has weighed on the company is that it is increasingly difficult for AutoZone, with over 5,000 stores in the US, to find 150 new sites each year that are not already well-served by an existing AutoZone. Another is the shift away from the DIY sector—consumers who buy a product that they plan to install themselves, the core of AutoZone’s business—to the do-it-for-me (DIFM) sector—professional mechanics, a market that AutoZone historically hasn’t focused on. Today’s cars are far more complicated than the cars of even 20 years ago, with the effect that an increasingly small percentage of the population has the ability or inclination to tinker with cars. These concerns may end up having the same solution: AutoZone is moving aggressively to build its DIFM business by using its existing store and distribution center footprint to also serve mechanics. It is a small player in the DIFM market today, but its early efforts have gone well. It has an unrivaled nationwide network and the ability to compete with any other vendor.

Another item of note is the changing fleet composition in the US. After the financial crisis, many Americans held off on buying new cars, which led to a lot of old cars on the road—old cars that needed to be repaired often. As consumers resumed buying new cars en masse, some investors are concerned these cars will replace the aging, frequently repaired ones. This concern recedes somewhat when viewed in context of an overall shift in American vehicle usage: the average age of an automobile in the US is only a year older than it was during the crisis and has increased by three years over the last 20. The fleet is larger than ever. We expect that this larger, older auto fleet will require maintenance and repairs.

Nordson
Nordson is the global leader in industrial adhesive dispensing systems. As anyone who has tried to use double-sided tape can attest, sticky products are difficult to apply. Nordson’s machinery enables producers of consumer packaged goods to apply all kinds of adhesives in the war against stale food, soggy potato chips, and mildewed diapers, and it also has a brisk business in electronics and healthcare.

As a capital equipment manufacturer with a global customer base, Nordson has been impacted by the recent strength of the dollar against both the euro and the yen. However, we believe the underlying economics are strong, with rapid growth in demand for consumer packaged goods in emerging markets and a continued focus on packaging quality in developed markets. Forty percent of Nordson’s revenue comes from parts and consumables for its installed base, so we can look forward to years of future consumable sales with each new piece of Nordson equipment that’s sold.

MEDNAX
Building on our theme of a growing healthcare market, we invested in MEDNAX, the nation’s largest provider of neonatal and pediatric specialty medicine, as well as the largest provider of anesthesiologists.

MEDNAX dominates neonatology; MEDNAX’s doctors care for about a quarter of all babies treated in neonatal intensive care units (NICU). We expect MEDNAX to maintain its NICU leadership position and expand into related fields, where its 1,700 pediatric specialists (out of 11,400 nationwide) run the gamut from hospitalists to cardiologists.

At the same time, we look to MEDNAX to continue its ongoing consolidation of the highly fragmented anesthesiologist segment. Although MEDNAX’s anesthesiologists handle 1.5 million cases per year, they still represent less than 2% of the nation’s anesthesiologists.

MEDNAX is a highly cash-generative business, producing enough cash to both rapidly acquire medical practices and buy significant amounts of its own stock, both of which increase shareholder value and both of which we expect the company to continue for years.

T-Mobile
Mobile phone network economics around the world are the stuff of microeconomic textbooks. Markets that kept the number of operators at three or below, such as France in the 2000s, had cozy oligopolies with slow technological upgrades and high prices. Markets that went with five or more, such as the Netherlands in the 2000s, had furious price competition and skimped everywhere else.

The mobile phone market here in the US has consolidated into four nationwide networks over the past two decades and would have merged down to three if not for regulators blocking AT&T’s purchase of T-Mobile. AT&T and Verizon are industry giants and offer the full menu of telecom services, and Sprint is now majority owned by the Japanese technology conglomerate SoftBank. T-Mobile is the last major wireless asset remaining in the US, and its majority owner, German telecom giant Deutsche Telekom, has made it clear it would part with T-Mobile for the right price. We think it’s only a matter of time before someone will want in on the mobile network business and have to buy T-Mobile to do so. In Europe, telecom companies have had success offering the quadruple play of TV, Internet, home phone, and mobile phone service, and it’s easy to see that working in the US. DISH Network, the satellite TV company, has accumulated massive blocks of spectrum that it needs to deploy with a partner. Comcast has been blocked from buying Time Warner and, in effect, from making any further acquisitions in cable; however, it has a huge network of WiFi routers that would complement a mobile phone network. In the meantime, we own a valuable asset with a fast-growing subscriber base.

Portfolio Management
As of May 1, the two of us—Stephen and Raphael—are now jointly managing the fund. Raphael has settled back into the Bay Area, and we’re in the process of moving to a bigger office in San Francisco. Having two sets of eyes and industry knowledge has allowed us to cover many more companies and get the fund more fully invested.

As always, thank you for investing.

Stephen Dodson Portfolio Manager	Raphael de Balmann Portfolio Manager

Bretton Fund by Sectors
(as a percentage of Net Assets)
(Unaudited)

* Net Cash represents cash and other assets less liabilities.

Bretton Fund
			Schedule of Investments
			June 30, 2015 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
3,200	Aflac Inc.	$166,687	$199,040	1.50%
Apparel & Other Finished Products of Fabrics & Similar Material
3,900	Carter's, Inc.	141,732	414,570	3.11%
Cable & Other Pay Television Services
16,100	Discovery Communications, Inc. - Class A *	556,519	535,486	4.02%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.	241,491	544,855	4.09%
Finance Services
7,150	American Express Company	460,674	555,698	4.18%
General Industrial Machinery & Equipment, NEC
5,900	Nordson Corporation	469,151	459,551	3.45%
Metal Doors, Sash, Frames, Moldings & Trim
44,300	PGT, Inc. *	445,885	642,793	4.83%
National Commercial Banks
27,000	Bank of America Corporation	393,169	459,540
7,400	JPMorgan Chase & Co.	294,670	501,424
26,000	Wells Fargo & Company	961,960	1,462,240
		1,649,799	2,423,204	18.21%
Paints, Varnishes, Lacquers, Enamels & Allied Products
6,900	The Valspar Corporation	570,862	564,558	4.24%
Pumps & Pumping Equipment
9,950	Flowserve Corporation	593,433	523,967	3.94%
Radiotelephone Communications
4,800	T-Mobile US, Inc. *	190,392	186,096	1.40%
Railroad, Line-Haul Operating
14,000	CSX Corp.	322,542	457,100
1,900	Norfolk Southern Corp.	140,151	165,984
9,100	Union Pacific Corporation	733,117	867,867
		1,195,810	1,490,951	11.20%
Regional - Pacific Banks
41,800	New Resource Bank * (a) (b)	132,150	217,360	1.63%
Retail - Auto & Home Supply Stores
815	AutoZone, Inc. *	558,395	543,523	4.08%
Retail - Family Clothing Stores
8,000	The Gap, Inc.	254,223	305,360
19,200	Ross Stores Inc.	381,166	933,312
		635,389	1,238,672	9.31%
Services - Business Services, NEC
5,250	MasterCard Incorporated	456,727	490,770	3.69%
Services - General Medical & Surgical Hospitals, NEC
6,100	Community Health Systems, Inc. *	309,780	384,117	2.89%
Services - Hospitals
5,000	MEDNAX, Inc. *	354,500	370,550	2.78%
Services - Miscellaneous Health & Allied Services, NEC
8,000	IPC Healthcare, Inc. *	329,595	443,120	3.33%
Total for Common Stocks		$9,458,971	$12,228,881	91.88%

* Non-Income Producing Securities. (a) Illiquid security. See Note 3. (b) Level 2 investment. The accompanying notes are an integral part of these financial statements.

Bretton Fund
		Schedule of Investments
		June 30, 2015 (Unaudited)
Shares	Cost	Fair Value	% of Net Assets
CLOSED - END FUNDS
23,500 NexPoint Credit Strategies Fund	$173,407	$172,255	1.29%
REAL ESTATE INVESTMENT TRUSTS
7,833 NexPoint Residential Trust, Inc.	$108,303	$105,197	0.79%
Total Investment Securities	$9,740,681	$12,506,333	93.96%
Other Assets in Excess of Liabilities		$803,658	6.04%
Net Assets		$13,309,991	100.00%

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2015

Assets:
Investment Securities at Fair Value	$12,506,333
(Cost $9,740,681)
Cash	811,370
Dividend Receivable	8,192
Total Assets	13,325,895
Liabilities:
Payable to Adviser (Note 4)	15,904
Total Liabilities	15,904
Net Assets	$13,309,991

Net Assets Consist of:
Paid In Capital (Note 5)	$10,500,463
Accumulated Undistributed Net Investment Income (Loss)	2,125
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	41,751
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	2,765,652
Net Assets, for 515,197 Shares Outstanding	$13,309,991
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($13,309,991/515,197 shares)	$25.83

Statement of Operations (Unaudited)
For the six month period ended June 30, 2015

Investment Income:
Dividends	$86,704
Interest	34
Total Investment Income	86,738
Expenses:
Management Fees (Note 4)	84,624
Total Expenses	84,624

Net Investment Income (Loss)	2,114

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	29,759
Net Change in Unrealized Appreciation (Depreciation) on Investments	25,100
Net Realized and Unrealized Gain (Loss) on Investments	54,859

Net Increase (Decrease) in Net Assets from Operations	$56,973

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2015	1/1/2014
	to	to
	6/30/2015	12/31/2014
From Operations:
Net Investment Income (Loss)	$2,114	$4,512
Net Realized Gain (Loss) on Investments	29,759	11,992
Change in Net Unrealized Appreciation (Depreciation)	25,100	921,400
Increase (Decrease) in Net Assets from Operations	56,973	937,904
From Distributions to Shareholders:
Net Investment Income	-	(5,848)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	-	(5,848)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,845,271	2,075,230
Shares Issued on Reinvestment of Distributions	-	5,842
Cost of Shares Redeemed	(140,761)	(356,390)
Net Increase (Decrease) from Shareholder Activity	2,704,510	1,724,682

Net Increase (Decrease) in Net Assets	2,761,483	2,656,738

Net Assets at Beginning of Period	10,548,508	7,891,770
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income of $2,125 and $11, respectively)	$13,309,991	$10,548,508

Share Transactions:
Issued	110,523	88,217
Reinvested	-	227
Redeemed	(5,517)	(14,977)
Net Increase in Shares	105,006	73,467
Shares Outstanding Beginning of Period	410,191	336,724
Shares Outstanding End of Period	515,197	410,191

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2015		1/1/2014	1/1/2013		1/1/2012			1/1/2011	9/30/2010*
	to		to	to		to			to	to
	6/30/2015		12/31/2014	12/31/2013		12/31/2012			12/31/2011	12/31/2010
Net Asset Value -
Beginning of Period	$25.72		$23.44	$18.84		$16.98			$15.92	$15.00
Net Investment Income (Loss) (a)	-	(b)	0.01	-	(b)	-	(b)		(0.07)	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	0.11		2.28	5.00		2.65			1.33	0.94
Total from Investment Operations	0.11		2.29	5.00		2.65			1.26	0.92

Distributions (From Net Investment Income)	-		(0.01)	-		-			-	-
Distributions (From Realized Capital Gains)	-		-	(0.40)		(0.79)			(0.20)	-
Distributions (From Return of Capital)	-		-	-		-		-	(b)	-
Total Distributions	-		(0.01)	(0.40)		(0.79)			(0.20)	-

Net Asset Value -
End of Period	$25.83		$25.72	$23.44		$18.84			$16.98	$15.92
Total Return (c)	0.43%	**	9.79%	26.53%		15.66%			7.90%	6.13%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$13,310		$10,549	$7,892		$4,846			$2,753	$1,846
Ratio of Expenses to Average Net Assets	1.50%	***	1.50%	1.50%		1.50%			1.50%	1.50%	***
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.04%	***	0.05%	0.02%		0.00%			(0.41)%	(0.56)%	***
Portfolio Turnover Rate	11.35%	**	10.68%	6.85%		20.14%			13.14%	0.00%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Bretton Fund
June 30, 2015
(Unaudited)

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2015, there were ten series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2015, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Unaudited) - continued

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, closed-end funds and real estate investment trusts). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust, and are categorized in level 2 or level 3, when appropriate.

Illiquid securities. A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. These securities are valued at fair value as described above. The Fund intends to hold

Notes to Financial Statements (Unaudited) - continued

no more than 15% of its net assets in illiquid securities. As of June 30, 2015 illiquid securities as identified on the Schedule of Investments represented 1.63% of net assets.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Regional - Pacific Banks	$ 0	$ 217,360	$0	$ 217,360
All Other	12,011,521	0	0	12,011,521
Closed-End Funds	172,255	0	0	172,255
Real Estate Investment Trusts	105,197	0	0	105,197
Total Investments in Securities	$ 12,288,973	$ 217,360	$0	$ 12,506,333

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended June 30, 2015. There were no transfers into or out of the levels during the six month period ended June 30, 2015. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2015.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, the Adviser receives an investment management fee equal to 1.50% of the average daily net assets of the Fund.

For the six month period ended June 30, 2015, the Adviser earned management fees totaling $84,624, of which $15,904 was due to the Adviser at June 30, 2015.

Notes to Financial Statements (Unaudited) - continued

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid-in capital at June 30, 2015, was $10,500,463 representing 515,197 shares outstanding.

6.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Trust received $750 each, for a total of $2,250, in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the six month period ended June 30, 2015. Under the Management Agreement, the Adviser pays these fees.

7.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,744,718 and $1,161,028, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2015, Stephen Dodson and family members, located at 338 Spear Street, San Francisco, California 94105, beneficially held, in aggregate, approximately 55.79% of the Fund and therefore, may be deemed to control the Fund. Stephen Dodson is a control person of the Adviser.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at June 30, 2015, was $9,740,681. At June 30, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$2,982,215	($216,563)	$2,765,652

The Fund did not pay any distributions during the six month period ended June 30, 2015. There was a distribution from net investment income of $0.01427 per share paid on December 23, 2014 to the shareholders of record on December 22, 2014.

The tax character of distributions was as follows:

	Six Month Period	Calendar Year
	Ended June 30, 2015	Ended 2014
Ordinary Income .	$ -0-	$ 5,848
Long-Term Capital Gain	-0-	-0-
	$ -0-	$ 5,848

As of June 30, 2015, there were no differences between book basis and tax basis unrealized appreciation.

Additional Information
June 30, 2015
(Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

2.) PROXY VOTING GUIDELINES
Bretton Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.brettonfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

3.) PROXY VOTING RESULTS

On April 20, 2015, a special meeting of the shareholders of the Fund was held at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 for the following purpose:

1. To approve an investment advisory agreement with respect to the Fund between Bretton Capital Management, LLC and the Trust.

Below are the voting results from the special meeting:

1. Approval of investment advisory agreement:	For	328,737
	Against	2,187
	Abstain	1,180

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND BRETTON CAPITAL MANAGEMENT, LLC ON BEHALF OF THE BRETTON FUND
At a meeting held on February 11, 2015 (the “Meeting”), the Board of Trustees (the “Board” and the “Trustees”) considered the approval of a new investment advisory agreement for the Bretton Fund (the “Fund”) due to a proposed change in control of Bretton Capital Management, LLC (“Bretton”). Counsel reminded the Trustees that the new investment advisory agreement was first considered at its September 2014 Board meeting, but that since the change in control had been put on hold for an extended period of time and for certain other reasons that would be discussed at this Meeting, Counsel felt it prudent to reconsider the approval again.

In approving the new agreement between Bretton and the Trust on behalf of the Fund (the “New Agreement”), the Board considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Bretton to the Fund; (ii) the investment performance of the Fund and Bretton; (iii) the cost of the services to be provided and the profits to be realized by Bretton from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Bretton’s practices regarding possible conflicts of interest and other benefits to be realized by Bretton.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at its regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. The Board also considered presentations by representatives of Bretton at its regular quarterly meeting held on September 18, 2014. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, as well as information relevant to their consideration of the New Agreement including: (i) information regarding the services and support provided (and to be provided assuming approval of the New Agreement) to the Fund and its shareholders by Bretton; (ii) assessments of the investment

Additional Information (Unaudited) - continued

performance of the Fund by the principal of Bretton; (iii) commentary on the reasons for the performance; (iv) presentations addressing Bretton’s investment philosophy, investment strategy, personnel (including the prospective new portfolio manager) and operations; (v) compliance and audit related information concerning the Fund and Bretton; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Bretton; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Bretton, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by Bretton from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Bretton
In considering the nature, extent, and quality of the services provided by Bretton, the Trustees reviewed the responsibilities of Bretton under the Agreement. The Trustees reviewed the services being provided by Bretton including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees noted that following the Transaction, a co-portfolio manager would be added to the Fund thus allowing for shared responsibilities among the principals of the Adviser and greater resources potentially available to the Fund. The Trustees considered the coordination of services for the Fund among Bretton and the service providers and the Independent Trustees; and the efforts of Bretton to promote the Fund and grow its assets. The Trustees noted the quality of Bretton’s principal and the commitment to enhance Bretton’s resources and systems; and the continued cooperation with the Independent Trustees and legal counsel for the Fund. The Trustees evaluated Bretton’s principal, including his education and experience as well as the education and experience of the proposed co-portfolio manager of the Fund. It was noted that a representative of Bretton stated that the proposed Transaction would not have negative effects on the Fund but rather would enhance the services being provided to the Fund. After reviewing the foregoing information and further information in the materials provided by Bretton, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Bretton were satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and Bretton
In considering the investment performance of the Fund and Bretton, the Trustees compared the short-term and since inception performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the “Peer Group”). All performance data was through the period ended December 31, 2014. The Trustees noted that for the 12 month period ended December 31, 2014 the Fund underperformed its benchmark index and outperformed its Peer Group average and category average. Since inception the Fund underperformed its benchmark index. After reviewing and discussing the investment performance of the Fund further, Bretton’s experience managing the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and Bretton was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Bretton
In considering the costs of the services to be provided and profits to be realized by Bretton from the relationship with the Fund, the Trustees considered: (1) Bretton’s financial condition and the level of commitment to the Fund and Bretton by the principal of Bretton; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Bretton regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for Bretton in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the

Additional Information (Unaudited) - continued

fees under the Agreement compared to other mutual funds with similar investment objectives and asset levels and noted that the net expense ratio was approximately 18 basis points lower than its Peer Group average. The Trustees also reviewed the management fee of 1.50% noting that it was at the high end of the Peer Group. The Trustees also recognized that Bretton was obligated to pay certain expenses of the Fund out of its management fee, and that after paying those expenses, the Adviser’s relationship with the Fund was not profitable due to the Fund’s current asset level. Based on the foregoing, the Board concluded that the fees to be paid to Bretton and the profits to be realized by Bretton, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Bretton.

4. Economies of Scale
The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that Bretton was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Bretton.

5. Possible conflicts of interest and benefits to Bretton
In considering Bretton’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the principal of Bretton; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Bretton’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Bretton’s potential conflicts of interest. The Board noted that Bretton does not use “soft dollars”. The Trustees noted and accepted Bretton’s representation that it does not realize any benefits from advising the Fund other than the direct benefit of being compensated by the Fund for serving as its investment adviser. Based on the foregoing, the Board determined that Bretton’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session with Legal Counsel to discuss the approval of the New Agreement. The officers of the Trust and others present were excused during this discussion. Based on its evaluation of the information and the conclusions with respect thereto at the meeting as well as information received throughout the year at quarterly meetings, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

5.) DISCLOSURE OF EXPENSES
As a shareholder of the Fund, you incur ongoing expenses consisting solely of management fees. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund's transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on January 1, 2015, and held through June 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account

Additional Information (Unaudited) - continued

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2015
	January 1, 2015	June 30, 2015	to June 30, 2015

Actual	$1,000.00	$1,004.28	$7.45

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2015).

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Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/25/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/25/15

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/25/15